UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

Aegerion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34921	20-2960116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Main Street, Suite 1850

Cambridge, Massachusetts 02142

(Address of principal executive offices) (Zip Code)

(617) 500-7867

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of a Principal Officer

On June 8, 2011, William Lewis resigned as President of Aegerion Pharmaceuticals, Inc. (the “Company”). Mr. Lewis has left the Company to pursue other interests. Mr. Lewis’s responsibilities at the Company will be assumed by Marc Beer, Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGERION PHARMACEUTICALS, INC.

Date: June 13, 2011	By:	/s/ Marc D. Beer
	Name:	Marc D. Beer
	Title:	Chief Executive Officer